Exhibit 99.1

Rockley Photonics Announces Successful Closing of Business Combination with SC Health Corp.

Rockley receives approximately $168 million in gross proceeds; combined company to begin trading under ticker “RKLY” on August 12

Oxford, UK, and Pasadena, Calif. – August 11, 2021 – Rockley Photonics, Ltd. (“the Company” or “Rockley”), a leading global silicon photonics technology company, today announced the completion of its business combination with SC Health Corp. (“SC Health”). The combined company will retain the Rockley Photonics, Ltd. name as a subsidiary of Rockley Photonics Holdings, Ltd., which will commence trading on the NYSE under the new ticker symbol “RKLY” on August 12. The transaction was approved by SC Health's shareholders on August 6, following which the High Court of Justice of England and Wales approved the Scheme of Arrangement on August 9.

The approximately $167.8 million in gross proceeds available to Rockley following the combination is expected to enable the Company to accelerate the commercial launch of its unique sensing platform and execute the 2023 and 2024 revenue projections as outlined in prior investor presentations. The platform is positioned to revolutionize consumer health and wellness by enabling continuous, non-invasive monitoring of multiple biomarkers, including core body temperature, blood pressure, body hydration, alcohol, lactate, and glucose, among others. Rockley is working closely and deeply with some of the world’s largest manufacturers of consumer electronics and wearables to provide them with a “clinic-on-the-wrist” digital health sensor system. Rockley’s end-to-end sensing platform will combine hardware and application firmware in a module for OEM manufacturers that can be augmented with cloud analytics for certain clinical/medical partnership applications, enabling these customers to provide meaningful and actionable insights to their users.

“Silicon photonics has tremendous potential to transform multiple industries through a broad range of applications, particularly in the health and wellness space by bringing laboratory-grade measurement on the wrist much closer to reality,” said Dr. Andrew Rickman, chief executive officer and founder of Rockley Photonics. “As we continue on the next phase of our growth as a public company, we are in a much stronger position to create solutions that can provide a new class of actionable insights, transform digital healthcare, and deliver life-changing benefits to people across the globe.”

A.J. Coloma, chief executive officer of SC Health, added, “Rockley’s technology is truly revolutionary. By giving access to personalized insights and information, Rockley’s unique sensing platform lets people self-manage their well-being. Easy, everyday access to this data has the power to transform the healthcare paradigm, moving away from costly chronic care and focusing on prevention and early intervention, thereby keeping people at the peak of health. Rockley is now well poised to further solidify their leadership position in the industry, and we are excited about the abundance of growth opportunities ahead, not only in the consumer health space, but also in medtech and beyond. We look forward to continuing to work alongside Andrew and his team to fully realize the myriad applications of the company’s technology.”

Board of Directors

With the completion of this business combination, Rockley also announced the appointment of a diverse board of directors. The new board will comprise of seven directors, including three women and one self-identified minority director, who bring extensive public company board experience and deep expertise in each of their respective fields:
•	Dr. Andrew Rickman, Ph.D., OBE[1], Rockley CEO and founder, will serve as chairman of the board.

•
William Huyett is director emeritus of McKinsey and Company, where he spent 30 years serving global clients in biopharmaceuticals, medical devices, industrial, and other technology-intensive companies. Mr. Huyett will serve as senior independent director.

•
Dr. Caroline Brown, Ph.D., has 20 years of board experience, has been an independent director on Rockley’s board since January 2019, and sits on the boards of IP Group plc, Georgia Capital plc and Luceco plc. Dr. Brown has been appointed as chair of audit committee.

•
Brian J. Blaser has over 25 years of experience in the medical devices industry and retired from Abbott Laboratories in 2019 as executive vice president of diagnostic products after holding a number of senior and corporate roles in operations and strategy.

•
Karim Karti, a healthcare industry veteran, is the chair of MedTech Acquisition, was previously the chief operating officer of iRhythm Technologies, and served in roles of increasing seniority over 22 years at General Electric.

•
Michele Klein has 20 years of semiconductor industry experience and serves on the boards of Aviat Networks and Intevac. Earlier she was a director of Photon Control, an investor for Applied Ventures, the VC arm of Applied Materials, and CEO of diagnostic equipment companies.

•
Dr. Pamela Puryear, Ph.D., an expert on human capital, is the executive vice president of global human resources at Walgreen Boots and was previously a senior vice president and chief human resources at Zimmer Biomet and the senior vice president and chief talent officer at Pfizer.

1 Order of the British Empire

Transaction Details

As a result of the business combination, Rockley has received approximately $167.8 million in gross proceeds. This includes $17.8 million from SC Health, as well as $150 million from the financing completed in connection with the announcement of the business combination, led by top-tier institutional investors including Senvest Management LLC and UBS O’Connor and participation from Medtronic.

Advisors

Cowen and Company LLC served as exclusive financial advisor to Rockley and Pillsbury Winthrop Shaw Pittman LLP served as legal counsel. BofA Securities served as exclusive financial advisor to SC Health and Ropes & Gray LLP served as legal counsel. BofA Securities and Cowen and Company LLC served as placement agents on the PIPE.

About Rockley Photonics

A global leader in silicon photonics, Rockley is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.

Formed in 2013 by Dr. Andrew Rickman (who previously founded the first commercial silicon photonics company, Bookham Technology), Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous Tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.

To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the gross proceeds available to the Company after the business combination, the Company’s anticipated use of proceeds and capital available after the business combination, and that such proceeds are expected to enable the Company to accelerate the commercial launch of its sensing platform; (b) the anticipated features and benefits of the Company’s platform, products, and technology; (c) the Company’s platform being positioned to revolutionize consumer health and wellness by enabling continuous, non-invasive monitoring of multiple biomarkers, including core body temperature, blood pressure, body hydration, alcohol, lactate, and glucose, among others; (d) the Company’s collaboration with manufacturers of consumer electronics and wearables to provide them with a “clinic-on-the-wrist” digital health sensor system; (e) the Company’s sensing platform, which will combine hardware and application firmware in a module that can be augmented with cloud analytics, and the anticipated benefits thereof; (f) the ability of the capital from the business combination to advance the development of commercial opportunities for the application of silicon photonics across industries; (g) the potential of silicon photonics to transform multiple industries through a range of applications; (h) the Company’s ability to create solutions that can provide a new class of actionable insights, transform digital healthcare, and deliver life-changing benefits; (i) the belief as to the revolutionary nature of Rockley’s technology; and (j) growth opportunities and Rockley’s leadership position in the industry.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated with any future financings; (v) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) the Company’s financial performance; (ix) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (x) the Company’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the Company’s current and future target markets; (xiv) intellectual property risks; (xv) the Company’s ability to compete successfully; (xvi) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xvii) risks related to international operations; (xviii) risks related to cybersecurity, privacy, and infrastructure; (xix) risks related to financial and accounting matters; (xx) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxi) the Company’s ability to realize the anticipated benefits of the business combination; and (xxii) changes adversely affecting the businesses or markets in which the Company is engaged, as well as other factors described under the heading “Risk Factors” in the prospectus/proxy statement filed by the Company on July 22, 2021 and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and the Company specifically disclaims any obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

Contact Information

For Rockley
Media
John Christiansen, Camilla Scassellati Sforzolini
Sard Verbinnen & Co
Rockley-SVC@sardverb.com

Investors
Gwyn Lauber
Vice President of Investor Relations
Rockley Photonics
investors@rockleyphotonics.com

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